American International Group, Inc. Investor Presentation November 13, 2013 Exhibit 99.1

Cautionary Statement Regarding Projections and Other
Information About Future Events
This document and the remarks made within this presentation may include, and officers and representatives of American
International Group, Inc. (AIG) may from time to time make, projections, goals, assumptions and statements that may constitute
“forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These projections, goals, assumptions and statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. These projections, goals, assumptions and statements include statements preceded by, followed by or including words such as “believe,” “anticipate,” “expect,” “intend,” “plan,” “view,” “target” or
“estimate”. It is possible that AIG’s actual results and financial condition will differ, possibly materially, from the results and financial condition indicated in these projections, goals, assumptions and statements. Factors that could cause AIG’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include: changes in market conditions;
the occurrence of catastrophic events, both natural and man-made; significant legal proceedings; the timing and applicable requirements of any new regulatory framework to which AIG is subject as a savings and loan holding company, as a systemically important financial institution, and as a global systemically important insurer; concentrations in AIG’s investment portfolios; actions by credit rating agencies; judgments concerning casualty insurance underwriting and insurance liabilities; judgments concerning the recognition of deferred tax assets; and such other factors discussed in Part I, Item 2. Management’s Discussion and Analysis of
Financial Condition and Results of Operations (MD&A) in AIG’s Quarterly Report on Form 10-Q for the quarter ended September 30,
2013, in Part II, Item 1A. Risk Factors in AIG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 and in Part I, Item
1A. Risk Factors and Part II, Item 7. MD&A in AIG’s Annual Report on Form 10-K for the year ended December 31, 2012.
AIG is not under any obligation (and expressly disclaims any obligation) to update or alter any projections, goals, assumptions or other statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise. This document and the remarks made orally may also contain certain non-GAAP financial measures. The reconciliation of such measures to the most comparable GAAP measures in accordance with Regulation G is included in the Third Quarter 2013
Financial Supplement available in the Investor Information section of AIG's corporate website,
www.aig.com,
as well as this
presentation.
IRS Circular 230 Disclosure: To ensure compliance with requirements imposed by the IRS, we inform you that (i) any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code; (ii) any such tax advice is written in connection with the promotion or marketing of the matters addressed; and (iii) if you are not the original addressee of this communication, you should seek advice based on your particular circumstances from an independent advisor.

AIG – An Established Global Insurance Franchise
Core
Insurance
Businesses
Strategies Key Accomplishments
AIG Property
Casualty
Grow high value lines and optimize business mix
Nine months 2013 NPW growth of 6.6% in all
major lines excluding FX, Reinsurance, and
Casualty (9.3% for Commercial excluding above
items) compared to prior year period
Remediated certain segments of Casualty lines
Execute on technical underwriting, improved claims management, and analytics
Nine months 2013 Accident year loss ratio, as
adjusted, improvement of 6.3 pts since
beginning of 2011
Capitalize on global footprint; presence in over 90 countries
HSBC agreement / PICC joint venture
12.8% of nine months 2013 NPW from growth
economies (1)
AIG Life and
Retirement
Maintain balanced portfolio of products and leverage scale
advantage
Diversified sources of net flows and earnings
Optimize spread management through new business pricing and
active crediting rate management
Crediting rates reduced in fixed annuities &
group retirement
Deliver stable consistent earnings
Approximately $0.8 bn – $1.4 bn in quarterly
pre-tax operating income since 4Q11
Mortgage
Guaranty
Selectively underwrite based on multivariate model to achieve higher risk adjusted returns
Earnings reflect new business; 55% of net
premiums earned in 3Q13 were from business
written after 2008
Actively manage legacy book
33% decline in delinquency ratio from 3Q12 to
6.4% at 3Q13
A platform for delivering sustainable profitable growth.
1) Growth economies are those within Central Europe, Middle East, Africa, Latin America and Asia Pacific, excluding Japan.

AIG – Building on Capital Strength
Active Capital Management
Paid $0.10/sh. quarterly cash dividend in
September 2013; $1 billion share repurchase
authorization
Nine months 2013 debt calls and tenders of
$3.4 billion (face amount) and approximately
$192 million shares repurchased
Since May 2011, deployed approximately
$18 billion through share repurchases,
dividends and liability management
Robust Statutory Capital
Year-end 2012 fleet RBC ratios
(1)
:
– AIG PC U.S.: 443% (ACL)
– AIG L&R: 532% (CAL)
Year-end 2012 fleet adjusted
statutory capital
(1)
:
– AIG PC U.S.: $24 billion
– AIG L&R: $21 billion
Growth in BVPS
September 30, 2013 BVPS (ex. AOCI)
$62.68 – up 8% from 12/31/12
Strong Liquidity
& Cash Flows
Nine months 2013 distributions from
insurance subsidiaries of $4.6 billion
Additional tax sharing payments to Parent
$12.7 billion of AIG Parent liquidity
Monetization of
Deferred Tax Assets
Net DTA of $16.7 billion at Dec. 31, 2012
Note: Data as of September 30, 2013 unless otherwise noted.
AIG
Property
Casualty
$48.8 bn
AIG Life and
Retirement
$37.9 bn
Other
$9.7 bn
(2)
Mortgage
Guaranty
$2.4 bn
AIG Shareholders’ Equity -
$98.8 bn at September 30, 2013
1) The inclusion of fleet RBC measures and fleet adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. ACL is defined as
Authorized Control Level and CAL is defined as Company Action Level.
2) Other includes AIG Parent (including the deferred tax asset valuation allowance), Global Capital Markets, Direct Investment book, AIG Life Holdings,
Inc. (a non-operating holding company) and assets and liabilities held for sale, net of consolidation and eliminations.

AIG Property Casualty * * * * * * * * * * *

45,000 employees who serve clients worldwide
52% of premiums written outside of U.S. and Canada in 2012
$115 million average claims paid each business day in 2012
#1 commercial insurance
organization in
U.S./Canada, with
established and growing
position in Latin America (2)
#1 U.S.-based property casualty
insurance organization in Europe, with
established and growing positions in
the Middle East and Africa (2)
#1 foreign property
casualty insurance
organization in Japan
and China (2)
Asia Pacific
2012 NPW: $10.4 bn
30% of total NPW
AIG Property Casualty – A Truly Global Franchise
AIG Property Casualty is a diversified global P&C market leader with 2012 NPW of over $34 billion.
1) EMEA region consists of Europe, Middle East and Africa.
2) As measured by net premiums written.
EMEA
(1)
2012 NPW: $6.4 bn
19% of total NPW
Americas
2012 NPW: $17.6 bn
51% of total NPW

AIG Property Casualty – Financial Highlights
Full Year
Nine
Months
2013
($ in billions) 2010 2011 2012
Net premiums written $31.6 $34.8 $34.4 $26.4
Net investment income 4.4 4.3 4.8 3.8
Pre-tax operating income (loss) (1) (1.1) 1.2 1.8 3.7
Accident year loss ratio, as adjusted (2) 69.2 68.7 65.2 62.9
Expense ratio 31.1 30.5 34.7 34.3
Accident year combined ratio, as adjusted (2) 100.3 99.2 99.9 97.2
Cash & invested assets (3) 123.2 127.0 131.4 124.9
Shareholders’ equity 42.8 47.3 48.9 48.8
Shareholders’ equity, excluding AOCI 40.8 44.3 43.7 45.6
1) Pre-tax operating income (loss) includes both underwriting income (loss) and net investment income, but excludes net realized capital (gains) losses, other
(income) expense, legal settlements related to legacy crisis matters and bargain purchase gain. Underwriting income (loss) is derived by reducing net premiums earned by claims and claims adjustment expenses incurred, acquisition expenses and general operating expenses. “Legacy crisis matters”
include favorable and unfavorable settlements related to events leading up to and resulting from AIG’s September 2008 liquidity crisis and legal fees incurred by AIG as the plaintiff in connection with such legal matters.
2) Excludes catastrophe losses and related reinstatement premiums, prior year development, net of premium adjustments, and the impact of reserve discounting.
3) Includes intercompany invested assets that are eliminated in consolidation.
$
$
$ $ $ $
$ $ $
$ $ $

Property
24%
Financial
Lines
20%
Specialty
17%
Casualty
39%

Accident
& Health
49%
Personal
Lines
51%

AIG Property Casualty – Business Overview
AIG Property Casualty offers a broad product platform.
Global –
Unique ability to serve multinational clients
Innovative –
Often first to market in new products and services, such as CyberEdge
Maximizing value –
Run-off lines actively managed for highest return on capital
Capital Strength – U.S. fleet adjusted statutory capital of $24 billion at year-end 2012
Commercial Insurance
Nine Months 2013 NPW – $16.0 bn
Consumer Insurance
Nine Months 2013 NPW – $10.4 bn
1) The inclusion of fleet RBC measures and fleet adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
(1)

AIG Property Casualty – Strategic Focus
Strategic levers driving shareholder value creation.
Business
Mix
Underwriting
Excellence
Claims
Service
Operational
Effectiveness
Capital
Management
Balance growth with
profitability and risk
Growth in Risk
Adjusted Profitability
(RAP) accretive
products and
geographies
Achieve scale in key
markets over a
reasonable period of
time
Rationalize/price for
capital intensive
product lines
Globalize
standards for
underwriting and
pricing
Expand
underwriter toolkit
Balance between
art and science
intertwined with
finer segmentation
Global Claims
Initiative leading to
claims cost savings
Improved claims
practices in medical
and anti-fraud
driven by data
analytics
Build advanced
claims IT
architecture
Simplify and
standardize legacy
operating models
Reduce overhead
with cost
optimization and
shared service hubs
Use RAP as a key
performance
indicator
Leverage capital
maintenance
agreements with
AIG
Increase
underwriting
leverage

AIG Property Casualty – Strong Brands and Customer Loyalty
AIG Property Casualty continues to be recognized for excellence.
AIG Clients as a Percentage of Each Category (As of 6/1/13)
Confirmit
2013 Achievement in Customer
Excellence
Reader’s Digest
2013 Trusted Brand Award for
Auto Insurance
World Travel Fair
2013 Best Quality Service, Travel Insurance
Company (3 rd Consecutive Year)
Business Insurance
2013 Innovation Awards
2012 Buyer’s Choice Awards
Motordata Research Consortium
2013 Insurer of the Year - Best Automotive
Claims Management Service (2 Consecutive
Year)
Nanfang Daily
2013 Most Trustworthy Financial Brand (2
Consecutive Year)
Global Finance
2013 Best Global Insurers Awards
British Insurance Award
2013 Underwriter of the Year
Indonesia Insurance Awards
2013 Corporate Social Responsibility,
Human Capital, Information Technology,
and Marketing Awards
Willis Survey
#1 Performing U.S. Carrier after
Storm Sandy
PropertyCasualty360
2013 Best Overall Commercial
Insurance Provider
Risk & Försäkring
2013 Insurance Company of the Year
Australian Business Award
2013 Service Excellence
UK Insurance Claims Award
2013 Innovation of the Year
Reaction Magazine
2013 Best Insurance Company in
North America
Celent Model Insurer Award
2011 - 2013
MarketScout
2012 Entrepreneurial Award
JD Power and Associates
2012 Claims & Customer Satisfaction
Australia and New Zealand
Institute of Insurance & Finance
(ANZIIF)
nd
2013 Innovation of the Year – Cyber Edge
nd

AIG Property Casualty – Product Diversification
Commercial Insurance Consumer Insurance
Casualty
General Liability
Commercial Auto
Workers’ Compensation
Excess Casualty
Crisis Management
Property
Industrial, Energy and Commercial
Property
Global Property including high
deductible
Specialty
Aerospace
Environmental
Political Risk
Trade Credit
Marine
Surety
Financial Lines
D&O, E&O
Fidelity
Employment Practices
Cyber Security
Kidnap and Ransom
Accident and
Health
Personal Accident
Supplemental Medical
Travel
Life
Personal Lines
Automobile
Homeowners
Extended Warranty
Specialty (e.g., identity theft, credit
card protection)
Private Client Group

AIG Property Casualty – Growth Economies
Growth economies accounted for 12.8% of NPW for nine months 2013, up 13.4% from nine months 2012
Growth economies are those within Central Europe, Middle East, Africa,
Latin America and Asia Pacific, excluding Japan
#1 foreign property casualty insurance organization in China
(1)
Strategic investments in PICC for P&C and Life & Retirement products
10 year Bancassurance agreement with HSBC in Turkey
1) Ranking as of December 31, 2012, as measured by net premiums written.

AIG Property Casualty – Investment Composition & Ratings
1) Includes intercompany invested assets that are eliminated in consolidation.
Total Cash & Invested Assets - $124.9 billion
(1)
Bond Portfolio - $101.0 billion
(1)
- by Agency Credit Rating
(As of September 30, 2013)
States,
municipalities,
and political
subdivisions
19%
U.S.
Governments
2%
Non-U.S.
governments
15%
Corporate debt
27%
RMBS
10%
CMBS
2%
CDO/ABS
5%
Equities
3%
Other
invested
assets
11%
Loans
1%
Cash and short-
term
investments
5%
AAA
22%
AA
29%
A
26%
BBB
13%
BB
2%
B
2%
<B
6%

AIG Life and Retirement * * * * * * * * * * *

AIG Life and Retirement – Operating from a Position of Strength
Market Leader
Long standing leading market positions
Scale advantage in key product lines
Product Diversity
& Capacity for
Growth
Comprehensive portfolio of life insurance, A&H, annuity, group retirement, group benefits, institutional products and mutual funds
Year-end 2012 fleet RBC ratio at 532% (CAL) supports sales growth
(1)
Multi-channel
Distribution
Distribution organization leverages broad product portfolio across all channels
Over 300,000 financial professionals
Capital and
Expense
Efficiencies
Simplified legal structure enhances capital efficiencies, expense savings and ease of doing business – 10 insurance legal entities consolidated to 3
Fleet adjusted statutory capital of $21 billion at year-end 2012
(1)
1) The inclusion of fleet RBC measures and fleet adjusted statutory capital is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities. CAL is defined as Company
Action Level.

AIG Life and Retirement – Financial Highlights
Full Year
Nine
Months
2013
($ in billions) 2010 2011 2012
Premiums and deposits (1) $19.5 $24.4 $21.0 $20.8
Net investment income 10.8 9.9 10.7 8.0
Pre-tax operating income (2) 4.1 3.3 4.2 3.7
Cash & invested assets (3) 183.8 194.2 205.3 196.3
Assets under management 248.5 256.9 290.4 304.4
Shareholders’ equity 33.4 34.2 40.0 37.9
Shareholders’ equity, excluding AOCI 30.0 29.5 31.6 33.8
1) Premiums and deposits includes amounts received on traditional life insurance policies, group benefits policies and deposits on life contingent payout annuities as well as deposits received on universal life, investment-type annuity contracts, GICs and mutual funds.
2) Pre-tax operating income (loss) is derived by excluding the following items from pre-tax income (loss): legal settlements related to legacy crisis matters, changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), net realized capital (gains) losses, and changes in benefit reserves and DAC, VOBA, and SIA related to net realized capital (gains) losses.
3) Includes intercompany invested assets that are eliminated in consolidation.

AIG Life and Retirement – Diversified Business Mix
1) Premiums and deposits includes amounts received on traditional life insurance policies, group benefits policies and deposits on life contingent payout annuities as well as deposits received on universal life, investment-type annuity contracts, GICs and mutual funds.
2) Pre-tax operating income (loss) is derived by excluding the following items from pre-tax income (loss): legal settlements related to legacy crisis matters, changes in fair values of fixed maturity securities designated to hedge living benefit liabilities (net of interest expense), net realized capital (gains) losses, and changes in benefit reserves and DAC, VOBA, and SIA related to net realized capital (gains) losses. Pre-tax operating income (loss) is not separately presented for Brokerage services and retail mutual funds included in the Retail operating segment and Group benefits included in the Institutional operating segment, which collectively represent approximately 1% of total AIG Life and Retirement pre-tax operating income.
Nine Months 2013
Premiums and Deposits - $20.8 billion
(1)
Retail: 69% Institutional: 31%
Nine Months 2013
Pre-tax Operating Income - $3.7 billion
(2)
Retail: 63% Institutional: 37%
Group
Retirement
23%
Institutional
Markets
13%
Retirement
Income
Solutions
12%
Fixed
Annuities
37%
Life Insurance
and A&H
14%
Retail Mutual
Funds &
Brokerage
Services
18%
Group
Retirement
25%
Institutional
Markets
3%
Retirement
Income
Solutions
29%
Fixed
Annuities
10%
Life Insurance
and A&H
12%
Group
Benefits
3%

Retirement Income Solutions 13%
Retail Mutual Funds 3%
Group Retirement 30%
Institutional Markets 18%
Group Benefits 1%
Life Insurance and A&H 12%
Fixed Annuities 23%

AIG Life and Retirement – Assets Under Management
Assets Under Management - $304.4 billion at September 30, 2013
Year-over-year growth in AUM reflects strong sales generated by robust demand for our retail products, equity market performance and continued execution of our Institutional growth strategies.

AIG Life and Retirement – Leading Market Positions
Note: All rankings represent six months 2013 LIMRA rankings
#3 in Total Annuity Sales
#1 in Fixed-Rate Deferred Annuity Sales
#4 in Structured Settlement Annuity Sales
#6 in Total Variable Annuity Sales
#7 in Term Life Sales
#2 in K-12 403(b) Assets
#3 in Total 403(b) Assets
Excellence in Service, Marketing and Technology
Market Tools
2013 Achievement in Customer
Excellence (ACE award for 7
Consecutive Year)
DALBAR
2012 Annuity Service Excellence
Award (6   Consecutive Year)
2012 #1 Ranking for Annuity Client
Quarterly Statements
(12 Consecutive Year)
PlanSponsor Magazine
2012 Best-in-Class Awards for
Participant Services (Recognized
in 6 Categories)
International MarCom Awards
2012 and 2013 Platinum and Gold
Awards (42 in total)
Insurance & Financial
Communications
Association
2012 and 2013 Best in Show and
Awards of Excellence (15 in total)
InformationWeek 500
2012 and 2013 Top Technology
Innovators
Best’s Review
2012 and 2013 Innovators
Showcase
Market Positions
th
th
th

AIG Life and Retirement – Broad Multichannel Distribution Network
Affiliated: 43% Non-affiliated: 57%
B-Ds
29%
Banks
13%
IMOs
11%
2012 Sales by Channel Diversified Distribution Network
AGLA agents
Advisor Group
VALIC financial advisors
AIG Direct
Banks
Advisor Group
2%
AGLA
5%
Direct & Other
3%
VALIC FAs
33%
Broker-dealers
Independent marketing organizations
Benefit
Brokers
4%
Benefit Brokers

AIG Life and Retirement – Variable Annuities
Changing competitive environment offers a unique opportunity.
Commentary
From 2009 through 2012, industry consolidation accelerated with the top four firms increasing their share from 53% to 64%.
Certain competitors pulled back on their product offerings in 2013, exemplified by their decreased market share for six months 2013.
AIG L&R has significantly grown its market share thereby improving its industry ranking from #15 in 2009 to #5 for six months 2013.
AIG L&R believes there is significant remaining growth opportunity in VA due to its market share of only 7.6%.
AIG L&R is further positioned for growth because of its manageable risk profile, characterized by only $21.2 billion in total individual VA contracts with
Guaranteed Minimum Withdrawal Benefits at September 30, 2013, 67% of which contain benefits with strong de-risking features such as VIX indexing of rider fees, volatility control funds and required minimum allocations to fixed accounts (2) .
1) Source: Morningstar VA Sales report.  VA non-captive industry sales data excludes captive agent & direct response distribution and a pro rata elimination of internal sales. Rankings use most current data from Morningstar, Inc. and can reflect updated numbers from prior periods.
2) An additional $3.9 billion of group variable annuities (written by VALIC) have Guaranteed Minimum Withdrawal Benefits, 38% of which contain benefits with strong de-risking features.
Variable Annuity “Non-Captive” Industry Sales
(1)
($ millions)
Six Months 2013 FY 2012 FY 2011 FY 2010 FY 2009
Rank Sales Share Rank Sales Share Rank Sales Share Rank Sales Share Rank Sales Share
Jackson National 1 10,280 21.9% 1 19,724 21.0% 3 17,494 17.0% 2 14,654 16.3% 3 10,002 12.4%
Lincoln Financial Group 2 7,134 15.2% 4 10,419 11.1% 4 9,323 9.0% 4 8,948 9.9% 4 7,928 9.8%
Prudential Financial 3 5,702 12.2% 2 17,853 19.0% 2 18,199 17.6% 1 19,845 22.1% 1 14,635 18.1%
MetLife 4 3,752 8.0% 3 11,818 12.6% 1 21,715 21.0% 3 12,889 14.3% 2 10,535 13.1%
AIG L&R 5 3,551 7.6% 6 4,561 4.9% 9 3,212 3.1% 11 2,072 2.3% 15 891 1.1%
TOTAL 46,867 93,832 103,201 89,950 80,687

RMBS
12%
CMBS
5%
CDO/ABS
5%
Other invested
assets
6%
Loans
9%
Cash and short-
term investments
4%
States,
municipalities, and
political
subdivisions
2%
U.S. Governments
1%
Non-U.S.
governments
2%
Corporate debt
54%

BBB
42%
BB
4%
B
2%
<B
7%
AAA
12%
AA
10%
A
23%

AIG

AIG Life and Retirement – Investment Composition & Ratings
1) Includes intercompany invested assets that are eliminated in consolidation.
Total Cash & Invested Assets - $196.3 billion
(1)
Bond Portfolio - $156.6 billion
(1)
- by Agency Credit Rating
(As of September 30, 2013)

5.50%
5.50%
5.38%
5.33%
5.30%
5.35%
5.26%
5.26%
5.31%
5.12%
5.12%
5.10%
5.25%
5.17%
5.19%
5.23%
5.01%
4.95%
4.85%
5.14%
5.08%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
3.28%
3.27%
3.26%
3.26%
3.10%
3.06%
3.08%
3.13%
3.13%
3.15%
3.14%
2.91%
2.89%
2.93%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
2.13%
2.18%
1.97%
1.98%
2.19%
2.36%
2.24%
1.91%
1.96%
1.75%
1.69%
1.75%
2.08%
2.00%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Total Base Yields
Fixed Annuities
Group Retirement

AIG Life and Retirement – Net Investment Spread Management
Base Yields
(1)
Cost of Funds
(2)
Base Net Investment Spreads
(1)
1) Includes the investment return on surplus other than alternative investment and yield enhancement activities.
2) Excludes the amortization of sales inducement assets. At September 30, 2013, a total of 75% of fixed annuity and universal life account values are at contractual minimum guaranteed crediting rates vs. 61% at December 31,
2012.

Mortgage Guaranty (United Guaranty Corporation) * * * * * * * * * * *

United Guaranty – Financial Highlights
Full Year
Nine
Months
2013
($ in millions) 2010 2011 2012
Net premiums written $756 $801 $858 $793
Net investment income 149 132 146 99
Pre-tax operating income (loss) (1) $353 $(97) $9 $157
Combined ratio 79.1 128.9 119.2 90.4
Cash & invested assets (2) $4,486 $4,081 $4,222 $3,889
Shareholders’ equity 2,238 2,425 2,311 2,376
Shareholders’ equity, excluding AOCI $2,186 $2,332 $2,193 $2,344
1) Pre-tax operating income (loss) is derived by excluding net realized capital (gains) losses from pre-tax income (loss).
2) Includes intercompany invested assets that are eliminated in consolidation.

New Insurance Written
$16.0
$12.0
$8.0
$4.0
$0.0
$5.7
$10.7
$14.4
3Q11
3Q12
3Q13

United Guaranty – A Market Leader
Risk based pricing driving profitable new business.
UGC’s risk-based pricing plan, Performance Premium, utilizes over a dozen variables to evaluate loan risk and price the mortgage insurance policy.
New insurance written (NIW) increased 34% in 3Q13 compared with 3Q12. Nine months 2013 NIW increased 51% to $39.1 billion compared with nine months 2012. Growth accomplished while maintaining consistently high quality risk in force.
Vintage
Year
(1)
Average
FICO Score LTV Ratio
2010 760 90
2011 757 91
2012 758 91
Nine Months
2013
754 92
New Insurance Written
($ in billions)
1) Domestic First-lien only.

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
3/31/08
6/30/08
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13

United Guaranty – Shrinking Legacy In-Force
New business generated after 2008 represents 62% of primary domestic RIF at September 30, 2013, the highest among peers active before 2009
(1)
.
Due to proactive management of delinquent book through UGC’s Letter Campaign, at September 30, 2013, the portion of defaults that have missed 12 or more payments declined to 44% from 49% at the end of 2011, the lowest among peers active before 2009
(1)
.
Note: Data presented above is for Domestic First Lien operations.
1) Peers include Mortgage Guaranty Insurance Company (MGIC), Radian Guaranty, Incorporated and Genworth Mortgage Insurance Company.
Primary Delinquency Rate Primary Risk-in-force (RIF) – $35.5 billion
As of September 30, 2013 (by vintage year)
2004 & Prior
8%
2005
6%
2006
6%
2007
12%
2008
6%
2009
3%
2010
3%
2011
9%
2012
23%
2013
24%

Cash & Bonds to Total Admitted Assets
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
UGRIC
Genworth
MGIC
Radian
Essent

United Guaranty – Financial Strength
UGC has the lowest default rate and highest portion of RIF from loans originated after 2008 among peers active before 2009
(2)
.
UGC’s primary statutory insurance subsidiary, United Guaranty Residential Insurance Company (UGRIC), maintains an S&P rating of BBB+ and Moody's rating of Baa1 with stable outlooks
(3)
.
UGC operating earnings reflect increasing contribution from new business.
At September 30, 2013 UGRIC has over $2.9 billion of assets with 90% in cash and unaffiliated investments.
Capitalization and Risk
Source: Statutory filing data.
1) Risk-to-capital estimates for all companies, including United Guaranty, are preliminary estimates for September 30, 2013.
2) Peers’ risk to capital ratios are those of their respective flagship insurance companies. Essent was not active before 2009.
3) As of the date of this presentation.
At June 30, 2013
At Sept. 30, 2013
Default
Rate (%)
Post 2008
RIF (%)
Risk-to-
Capital
(1)
United Guaranty
6.4 62 18.6
Genworth
8.7 41 23.2
MGIC
11.5 39 20.0
Radian
7.8 57 19.8
Essent
0.1 100 18.0
Asset Composition

Capital Strength * * * * * * * * * *

Non-redeemable noncontrolling interests
Financial Debt(1)
Hybrids
Common Equity
$0.7
$16.1
$9.4
$98.0
$0.7
$15.3
$6.0
$98.8
Dec. 31, 2012
Sept. 30, 2013

$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$50.11
$8.51
$57.87
$4.42
$62.68
Dec. 31, 2011
Dec. 31, 2012
Sept. 30, 2013
BVPS, ex AOCI
AOCI

AIG

Capital Position and Ratings
Book Value Per Share
Capital Structure
$66.38
1) Includes AIG Notes, Bonds, Loans and Mortgages Payable, and AIGLH
Notes and Bonds Payable and junior subordinated debt.
2) All ratings have stable outlooks, except for the S&P rating for AIG-Senior
Debt, which is negative, as of the date of this presentation.
3) Ratings only reflect those of the core insurance companies.
($ in billions, except per share data)
$124.1
Leverage Ratios:
Dec. 31,
2012
Sept. 30,
2013
Financial Debt + Hybrids /
Capitalization
20.5% 17.6%
Financial Debt / Capitalization 12.9% 12.6%
$67.10
$120.7
$53.53
S&P Moody’s Fitch AM Best
AIG – Senior
Debt
A- Baa1 BBB NR
AIG PC (3) –
FSR
A+ A1 A A
AIG L&R (3) –
FSR
A+ A2 A+ A
Credit Ratings
(2)

AIG Property Casualty
AIG Life and Retirement
$2,978
$1,444
$1,534
$5,349
$2,853
$2,496
$4,619
$3,111
$1,508
FY 2011
FY 2012
9 Mos. 2013

$12.6
$12.7
$3.0
$9.8
Unencumbered Fixed Maturity Securities
Cash & Short-term Investments
Dec. 31, 2012
Sept. 30, 2013

AIG

Financial Flexibility – A Source of Strength
AIG Parent Cash, Short-Term Investments &
Unencumbered Securities
Insurance Company Distributions
($ in millions) ($ in billions)
AIG Parent cash, short-term investments and unencumbered fixed maturity securities of $12.7 billion includes $5.9 billion allocated toward future maturities of liabilities and contingent liquidity stress needs of the Direct Investment book and Global Capital Markets as of September 30, 2013.
AIG Parent also maintains available capacity of $4.1 billion under its syndicated credit facility and contingent liquidity facility as of
September 30, 2013.

Other Sources of Value * * * * * * * * * *

Direct Investment Book (1) Global Capital Markets (1)
Assets $23.7 $8.0
Liabilities $20.8 $3.4
Net Asset Value $2.9 $4.6
Legacy Matched
Assets & Liabilities Market Derivatives (2)
Legacy AIGFP                    Stable Value
CDS Portfolio Wraps Hedging Platform
Third-Party
Derivatives
Notional ($ bn) -- $80
Multi-
Sector
Corporate
Arbitrage
$8 $28
$3 $12
Weighted
Average Life
(Years)
-- 6.9 5.8 2.5 4.8 8.3
Strategy
Assets managed to ensure
liabilities can be met as they
come due, even under stress
scenarios
Primarily hedges of
DIB assets and
liabilities
Bulk of risk related
to interest rates,
foreign exchange
and equities has
been hedged
Remaining credit
risk viewed as
attractive risk-
reward
Since 4Q 2012,
notional value of
$10 billion has
been novated to
AIG Life and
Retirement
Further novations
are expected to
occur over time
“Clearing house” for
operating company
hedging and risk
management needs
Direct Investment Book and Global Capital Markets
Note: Data as of September 30, 2013.
1) The DIB consists of a portfolio of assets and liabilities held directly by AIG Parent in the Matched Investment Program (MIP) and certain subsidiaries not related to AIG’s core insurance operations (including certain non-derivative assets and liabilities of AIGFP). The DIB and GCM are included in Other
Operations in AIG’s Consolidated Balance Sheet.
2) The overall hedging activity for the assets and liabilities of the DIB is executed by GCM. The value of hedges related to the non-derivative assets and liabilities of AIGFP in the DIB is included within the assets and liabilities and operating results of GCM and is not included within the DIB operating results, assets or liabilities.
($ in billions)
AIG Hedging & Go Forward

Direct Investment Book Long-Term Debt
($ in billions)
$8.2
$8.2
$6.7
$5.6
$4.4
$0.4
$3.5 $3.5
$3.5
$3.5
$3.5
$3.5
$0.2
$5.8 $5.7
$5.1
$4.5
$4.2
$3.9
$3.3
$1.2
$1.1
$1.1
$0.8
$0.6
$0.5
$0.3
$18.7
$18.5
$16.3
$14.5
$12.7
$8.3
$3.8
0%
1%
13%
23%
32%
55%
80%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
$0
$5
$10
$15
$20
$25
as of 9/30/2013 2013 2014 2015 2016 2017 2018
MIP notes payable Series AIGFP matched notes and bonds payable
GIAs, at fair value Notes and bonds payable, at fair value
% Maturing

Deferred Tax Asset Overview
AIG has substantial tax attribute carryforwards that are available under U.S. tax law to offset future U.S.
federal income tax obligations. Amounts are presented on a U.S. GAAP basis.
As of 12/31/11 As of 12/31/12
($ in billions) Type
Gross
Attributes
Deferred
Tax Asset
Gross
Attributes
Deferred
Tax Asset Utilization/Limitations
Net
Operating
Loss
Carryforward
Non-Life
& Life
$45.2 $15.8 $39.5 $13.8
Use against AIG P&C, ILFC, UGC,
AIG L&R and AIG Parent income
Limited use (35%) against AIG L&R
taxable income; remainder applied
to FTC’s
2025–2031 Expiration
Capital Loss
Carryforward
Valuation
Allowance
Life $20.8 $7.3
($7.2)
$16.6 $5.8
($5.1)
Can only apply against capital gains
from AIG L&R
2013–2014 Expiration
Foreign
Tax Credits
General $4.2 $4.7
Limited to tax on lower of taxable
income or foreign source income
2015–2022 Expiration
Other
Deferred Tax
Liabilities
($1.8) ($2.5)
Net Deferred
Tax Assets
$18.3 $16.7

Appendix * * * * * * * * * *

AIG Consolidated Financial Highlights
1) Computed as Annualized After-tax operating income divided by Average AIG Shareholders' equity, excluding AOCI.
Nine Months
($ in millions, except per share amounts) 2012 2013
Inc.
(Dec.)
Revenues $50,440 $48,029 (5%)
Net income attributable to AIG 7,396 7,107 (4%)
After-tax operating income attributable to AIG $6,345 $5,058 (20%)
Diluted earnings per common share:
Income from continuing operations $4.05 $4.74 17%
Income from discontinued operations $0.16 $0.06 (63%)
Net income attributable to AIG $4.21 $4.80 14%
After-tax operating income attributable to AIG $3.61 $3.41 (6%)
Book value per common share $68.87 $67.10 (3%)
Book value per common share - Ex. AOCI $60.59 $62.68 3%
ROE – After-tax operating income (1) 9.0% 7.6%

($ in millions)	AIG Property Casualty	AIG Life and Retirement	Mortgage Guaranty	Other Operations	Total
	Nine Months 2013				
Income from continuing operations, before tax	**$ 3,801**	**$ 4,530**	**$ 162**	**$ (1,335)**	**$ 7,158**
Adjustments to arrive at pre-tax operating income:					
Net losses on sale of divested businesses	-	-	-	47	47
Legal reserves	-	-	-	425	425
Legal settlements	(3)	(467)	-	(48)	(518)
Changes in fair value of securities designated to hedge living benefit liabilities, net of interest expense	-	128	-	-	128
Change in benefit reserves and DAC, VOBA and SIA related to net realized capital gains (losses)	-	1,482	-	-	1,482
Loss on extinguishment of debt	-	-	-	459	459
Other income	(7)	-	-	7	-
Net realized capital (gains) loss	(73)	(1,984)	(5)	(81)	(2,143)
Pre-tax operating income	**$ 3,718**	**$ 3,689**	**$ 157**	**$ (526)**	**$ 7,038**

($ in millions)	AIG Property Casualty	AIG Life and Retirement	Mortgage Guaranty	Other Operations	Total
	Nine Months 2012				
Income from continuing operations, before tax	**$ 2,820**	**$ 2,528**	**$ 62**	**$ 3,283**	**$ 8,693**
Adjustments to arrive at pre-tax operating income:					
Net losses on sale of divested businesses	-	-	-	3	3
Legal reserves (settlements), net of related expenses	-	-	-	744	744
Changes in fair value of securities designated to hedge living benefit liabilities, net of interest expense	-	(48)	-	-	(48)
Change in benefit reserves and DAC, VOBA and SIA related to net realized capital gains (losses)	-	1,120	-	-	1,120
Loss on extinguishment of debt	-	-	-	9	9
Other income	(6)	-	-	6	-
Net realized capital (gains) losses	(49)	(530)	(8)	(207)	(794)
Non-qualifying derivative hedging (gains) losses	-	-	-	(30)	(30)
Pre-tax operating income	**$ 2,765**	**$ 3,070**	**$ 54**	**$ 3,808**	**$ 9,697**

AIG

38 Non-GAAP Reconciliation – Pre-tax Operating Income

Non-GAAP Reconciliation – Full Year & Nine Months Pre-tax Operating
Income
Nine Months
2010 2011 2012 2013
Income from continuing operations, before tax $                        (93) $                       1,820 $                       1,837 $                    3,801
Adjustments to arrive at pre-tax operating income:
Net realized capital (gains) losses 38                        (607)                       2                            (73)
Bargain purchase gain (332)                     -                         -                         -
Gain on sale of properties (669)                     -                         -                         -
Legal settlements -                       -                         (17)                         (3)
Other (income) loss -                       5                            (2)                           (7)
Pre-tax operating income $                   (1,056) $                       1,218 $                       1,820 $                    3,718
Nine Months
2010 2011 2012 2013
Income from continuing operations, before tax $                    2,701 $                       2,956 $                       3,780 $                    4,530
Adjustments to arrive at pre-tax operating income:
Legal settlements -                       -                         (154)                       (467)
Changes in fair value of securities designated to hedge
living benefit liabilities, net of interest expense
-                       -                         (37)                         128
Change in benefit reserves and DAC, VOBA and SIA
related to net realized capital (gains) losses
104                      327                        1,201                     1,482
Net realized capital (gains) losses 1,251                  (6)                           (630)                       (1,984)
Pre-tax operating income $                    4,056 $                       3,277 $                       4,160 $                    3,689
Nine Months
2010 2011 2012 2013
Income from continuing operations, before tax $                        397 $                           (77) $                             15 $                        162
Adjustments to arrive at pre-tax operating income:
Net realized capital (gains) losses (44)                       (20)                         (6)                           (5)
Pre-tax operating income $                        353 $                           (97) $                               9 $                        157
United Guaranty
($ in millions)
Full Year
AIG Property Casualty
($ in millions)
Full Year
AIG Life and Retirement
($ in millions)
Full Year

Nine Months
($ in millions) 2012 2013
Net income attributable to AIG $7,396 $7,107
Income from discontinued operations, net of income tax expense (280) (84)
Net losses on sale of divested businesses 2 31
Uncertain tax positions and other tax adjustments 343 726
Legal reserves (settlements) related to legacy crisis matters 482 (61)
Deferred income tax valuation allowance releases (1,795) (2,697)
Changes in fair values of AIG Life and Retirement fixed maturity securities designated to hedge living benefit liabilities, net of interest expense
(31) 83
Change in benefit reserves and DAC, VOBA and SIA related to net realized capital gains
729 1,065
Loss on extinguishment of debt 6 298
Net realized capital gains (489) (1,410)
Non-qualifying derivative hedging gains, excluding net realized capital gains
(18) -
After-tax operating income attributable to AIG $6,345 $5,058
Non-GAAP Reconciliation – After-tax operating income

Non-GAAP Reconciliation – BVPS ex. AOCI, Premiums &
Deposits, Accident Year Combined Ratio, As Adjusted
2011 2012 2012 2013
Total AIG shareholders’ equity 101,538 $            98,002 $                101,666 $              98,793 $
Less: AOCI (6,481)                 (12,574)                  (12,215)                  (6,509)
Total AIG shareholders’ equity, excluding AOCI 95,057 $              85,428 $                89,451 $                92,284 $
Total common shares outstanding 1,896,821,482      1,476,321,935        1,476,295,743        1,472,343,722
Book value per common share 53.53 $               66.38 $                  68.87 $                  67.10 $
Book value per common share, excluding AOCI 50.11 $               57.87 $                  60.59 $                  62.68 $
Nine Months
2010 2011 2012 2013
Premiums and deposits 19,505 $              24,392 $                 20,994 $                 20,767 $
Deposits (16,405)               (21,338)                   (17,934)                   (18,304)
Other (580)                     (541)                       (632)                       (473)
Premiums 2,520 $               2,513 $                   2,428 $                   1,990 $
Nine Months
2010 2011 2012 2013
Loss ratio 85.7                     78.3                       73.9                       66.2
Catastrophe losses and reinstatement premiums (3.3)                      (9.2)                        (7.5)                        (2.3)
Prior year development net of premium adjustments (14.9)                    (0.3)                        (1.4)                        (0.9)
Change in discount 1.7                       (0.1)                        0.2                         (0.1)
Accident year loss ratio, as adjusted 69.2                     68.7                       65.2                       62.9
Acquisition ratio 18.3                     18.1                       19.9                       19.8
General operating expense ratio 12.8                     12.4                       14.8                       14.5
Expense ratio 31.1                     30.5                       34.7                       34.3
Combined ratio 116.8                   108.8                     108.6                     100.5
Catastrophe losses and reinstatement premiums (3.3)                      (9.2)                        (7.5)                        (2.3)
Prior year development net of premium adjustments (14.9)                    (0.3)                        (1.4)                        (0.9)
Change in discount 1.7                       (0.1)                        0.2                         (0.1)
Accident year combined ratio, as adjusted 100.3                   99.2                       99.9                       97.2
December 31, September 30,
AIG Property Casualty
Accident Year Combined Ratio, As Adjusted
AIG Life and Retirement Premiums and Deposits
($ in millions)
Book Value Per Common Share - Ex. AOCI
($ in millions, except per share data)
Full Year
Full Year

* * * * * * * * * *